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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 2000


               Prudential Securities Secured Financing Corporation
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             (Exact name of registrant as specified in its charter)



             Delaware                   333-75489          13-3526694
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 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)


        One New York Plaza                                    10292
        New York, New York                                 ----------
 (Address of Principal Executive                           (Zip Code)
             Offices)


    Registrant's telephone number, including area code (212) 778-1000
                                                       --------------------

                                    No Change
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      (Former name or former address, if changed since last report)


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      Item 5.     Other Events

            In connection with the offering of ABFS Mortgage Loan Trust 2000-2, Mortgage Backed Notes, Series 2000-2 described in a Prospectus Supplement dated June 14, 2000, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 7.     Financial Statements, Pro Forma Financial
                  Information and Exhibits.
                  -----------------------------------------


      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit 99.1.  Related Computational Materials (as defined in
            Item 5 above).




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                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PRUDENTIAL SECURITIES SECURED FINANCING
                              CORPORATION
                              --------------------------------------------------
                                as Depositor and on behalf of ABFS Mortgage Loan Trust 2000-2
                        Registrant

                                    By: /s/ Evan Mitnick
                                        --------------------------------
                                        Name:  Evan Mitnick
                                        Title: Vice President

Dated:  June 29, 2000



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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Related Computational Materials (as
                  defined in Item 5 above).